SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)               January 16, 1997



                           GREENFIELD INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)


      Delaware                         0-21828                  04-2917072
(State or Other Jurisdiction       (Commission File          (IRS Employer
  of Incorporation)                     Number)             Identification No.)


2743 Perimeter Parkway                                             30909
Building One Hundred, Suite 100                                  (Zip Code)
Augusta, Georgia
(Address of Principal Executive Offices)



Registrant's telephone number, including area code    (706) 863-7708




         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events

On January 16, 1997, Greenfield Industries, Inc. (the "Company") issued a press release concerning expected results for the fiscal quarter ending December 31, 1996, a copy of which is attached hereto as an exhibit, and incorporated herein by reference thereto.


Item 7.  Exhibits

         (a)      Press Release of the Company dated January 16, 1997.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREENFIELD INDUSTRIES, INC.

Date:    January 21, 1997                   by    /s/ Gary L. Weller
                                                 -------------------------
                                                 Gary L. Weller
                                                 Senior Vice President and
                                                 Chief Financial Officer
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                                INDEX TO EXHIBITS

a)       Press Release of the Company dated January 16, 1997.